UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 5, 2012

LUCID, INC.

(Exact Name of Registrant as Specified in its Charter)

New York	001-35379	16-1406957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

95 Methodist Hill Drive, Suite 500, Rochester, NY	14623
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number Including Area Code:  (585) 239-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On July 5, 2012, Lucid, Inc. (the “Company”) borrowed $7,000,000 from Northeast LCD Capital, LLC (the “Lender”) pursuant to a Loan and Security Agreement (the “2012 Term Loan”), which refinances the principal amounts advanced to the Company as of May 7, 2012 pursuant to a Secured Demand Promissory Note (as previously disclosed in the Company’s Current Report on Form 8-K filed on May 11, 2012).

The maturity date for the 2012 Term Loan is July 5, 2017. The Company may prepay the 2012 Term Loan at any time, subject to certain notice requirements. The 2012 Term Loan bears interest at a rate of 7% per annum, payable quarterly commencing on July 31, 2014. The 2012 Term Loan is secured by all of the Company’s assets.

The 2012 Term Loan contains customary affirmative and negative covenants, including covenants restricting the incurrence of debt, imposition of liens, the payment of dividends, and entering into affiliate transactions. The 2012 Term Loan also contains customary events of default, including among others, nonpayment of principal or interest, material inaccuracy of representations and failure to comply with covenants. If an event of default occurs and is continuing under the 2012 Term Loan, the entire outstanding balance may become immediately due and payable.

In connection with the closing of the 2012 Term Loan, the Company issued 167,164 shares of the Company’s common stock to the Lender. The Company intends to use the proceeds for working capital and other general corporate purposes and to repay in full the amounts under the Secured Demand Promissory Note.

The foregoing description of the 2012 Term Loan does not purport to be complete and is qualified in its entirety by reference to the full text of the Loan and Security Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Lender and its affiliates (who as of July 5, 2012 held 2,234,035 shares of the Company’s common stock, including 786,900 shares issuable upon exercise of warrants) from time to time have provided in the past and may provide in the future commercial lending services to the Company and its affiliates in the ordinary course of business.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included or incorporated by reference in Item 1.01 of this Current Report on Form 8-K with respect to the entering into the 2012 Term Loan is incorporated by reference into this Item 2.03.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

10.1                        Loan and Security Agreement, dated as of July 5, 2012, between Lucid, Inc. and Northeast LCD Capital, LLC

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUCID, INC.

Date: July 11, 2012	By:	/s/ L. Michael Hone
L. Michael Hone
Chief Executive Officer
(Principal Executive Officer)

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